EXHIBIT 10.2

THIS RENEWAL AND AMENDMENT TO LEASE (the “Amendment”) is made and entered this

__28_____day of ___February__________, 2005, by and between COPANS INDUSTRIAL PARK, INC. (“Landlord”) and

ROYAL FOOD & BEVERAGE INC. (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to a Warehouse Property Lease dated the 17th day of December 2001 (the “Lease”) Copans Industrial Park, Inc. leased to Royal Food & Beverage Inc. that certain space located at 1933 W Copans Road, Pompano Beach, Florida and containing approximately 4598 sq. ft.; and

WHEREAS, Royal Food & Beverage Inc. desires to renew and extend the Lease and Landlord has agreed to do so under the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	The expiration date of the said Lease is hereby extended from December 31, 2004 to noon on December 31, 2007.

2.	The rent schedule for the three (3) years is as follows:

January 1, 2005 – December 31, 2005

$2134.24/Base Rent + CAM + Sales Tax

January 1, 2006 – December 31, 2006

$2198.27/Base Rent + CAM + Sales Tax

January 1, 2007 – December 31, 2007

$2264.22/Base Rent + CAM + Sales Tax

3.

EARLY TERMINATION: Provided tenant is current on all rent and not in default of said lease, Tenant may terminate this Lease on each anniversary (January 1st) with sixty (60) days advance written notice. Such notice shall be concurrent with a calendar month.

4.

SECURITY DEPOSIT: Landlord acknowledges prior receipt of $14,000.00 as security deposit and hereby agrees to refund $7,000.00, leaving $7,000.00 to be held by Landlord as security deposit. Landlord shall issue the refund check within thirty (30) days of receiving an executed Renewal and Amendment by Tenant.

5.

Tenant represents to Landlord that the Lease, the Addendum and this Amendment are in full force and effect, Tenant has no claims against Landlord and Tenant has no defenses or offsets to its obligations under the Lease, the Addendum or this Amendment.

6.	Except as modified or amended by this Amendment, all of the terms and conditions of the Lease and the Addendum shall remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Renewal and Amendment to Lease as of the date and year first above written.

Signed, sealed and delivered	LESSOR:
In the presence of:	COPANS INDUSTRIAL PARK, INC.
Levy Realty Advisors, Inc., Property Manager

s/Francis Weisberg_____________

Witness

s/R. Baker ___________________	By:_s/Alan M. Levy______________________________
Witness	Alan M. Levy, President

LESSEE: ROYAL FOOD & BEVERAGE INC.
s/Ismeal A. Llera______________

Witness

s/Darren Marks_______________	By:s/Melvin Leiner______________________________
Witness	Melvin Leiner, Director

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